Exhibit 99.1

For immediate release	For More Information:
James R. Gordon, EVP & Chief Financial Officer
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES SECOND QUARTER 2021 EARNINGS

ABILENE, Texas, July 22, 2021 - First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the second quarter of 2021 of $56.38 million compared to earnings of $53.47 million for the same quarter a year ago. Basic and diluted earnings per share were $0.40 and $0.39, respectively, for the second quarter of 2021 compared with $0.38 and $0.38 respectively, for the same quarter a year ago.

“During the second quarter, we produced strong operating results as we moved beyond the pandemic. As the economy in Texas continues to quickly recover from the pandemic, we were able to capitalize on the growth that we experienced over the past year. Our strong momentum produced net organic loan growth, excluding PPP loans, of $193.46 million for the quarter and $296.84 million year-to-date while customer deposits have grown $1.11 billion year-to-date. We will continue to build relationships, serve our communities across Texas, and remain focused on growth over the last half of 2021. We appreciate the continued support of our customers, shareholders and associates,” said F. Scott Dueser, Chairman, President and CEO of First Financial Bankshares, Inc.

Net interest income for the second quarter of 2021 was $90.95 million compared to $89.24 million for the second quarter of 2020. Average-earning assets increased to $11.30 billion for the second quarter of 2021 compared to $9.80 billion a year ago. The net interest margin, on a taxable equivalent basis, was 3.36 percent for the second quarter of 2021 compared to 3.78 percent in the second quarter of 2020. Our continued deposit growth produced higher levels of short-term liquidity and investment securities balances.

Information related to the Company’s Paycheck Protection Program (“PPP”) loans are included in the following table (dollars in thousands):

	PPP Loans Originated		PPP Amounts as of June 30, 2021
	Number of Loans	Amount	Number of Loans	Period-End Amount, Net	Unamortized Fees	Recognized Fees During the Quarter Ended June 30, 2021
PPP Round 1	6,530	$703,450	724	$72,595	$1,107	$3,912
PPP Round 2	3,179	267,423	2,997	247,797	12,615	1,326

PPP Total	9,709	$970,873	3,721	$320,392	$13,722	$5,238

PPP loan balances accounted for $482.00 million in average balances for the second quarter of 2021 compared to $499.35 million in the first quarter of 2021. Remaining unamortized fees continue to be amortized over the shorter of the repayment period or the contractual life of 24 to 60 months.

The Company recorded a negative provision for credit losses of $1.21 million for the second quarter of 2021 compared to a provision for credit losses of $8.70 million for the second quarter of 2020. The Company’s provision for credit losses for the second quarter of 2021 reflected the continued improvement in the economic outlook for our markets across Texas and overall improvements in asset quality.

For the second quarter of 2021, net recoveries totaled $203 thousand compared to net charge-offs of $193 thousand for the second quarter of 2020. At June 30, 2021, the allowance for credit losses totaled $62.14 million, or 1.17 percent of loans held-for-investment (“loans” hereafter), or 1.25 percent of loans, excluding PPP loans, compared to $68.95 million at June 30, 2020, or 1.31 percent of loans, or 1.52 percent of loans, excluding PPP loans. Additionally, the reserve for unfunded commitments totaled $6.75 million at June 30, 2021 compared to $809 thousand at June 30, 2020. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.57 percent at June 30, 2021, compared with 0.76 percent at June 30, 2020. Classified loans totaled $174.99 million at June 30, 2021, compared to $200.90 million at June 30, 2020.

Noninterest income in the second quarter of 2021 was $34.67 million compared to $36.92 million in the second quarter of 2020, as a result of the following:

•

Trust fees increased to $8.69 million in the second quarter of 2021 from $6.96 million in the second quarter of 2020. The fair value of trust assets managed increased to $8.06 billion at June 30, 2021 compared to $6.78 billion at June 30, 2020.

•	Service charges on deposits were $4.93 million in the second quarter of 2021 compared with $4.32 million in the second quarter of 2020.

•

ATM, interchange and credit card fees increased to $9.85 million in the second quarter of 2021 from $8.05 million in the second quarter of 2020, driven by continued growth in the number of debit cards issued and overall customer utilization.

•	Mortgage income was $8.29 million in the second quarter of 2021 compared to $13.68 million in the second quarter of 2020 due to lower overall pipeline volumes.

•	Gains on sales of securities and other assets totalled $80 thousand in the second quarter of 2021 compared to $1.54 million in the second quarter of 2020.

Noninterest expense for the second quarter of 2021 totaled $59.37 million compared to $53.32 million in the second quarter of 2020, as a result of the following:

•

Salary, commissions and employee benefit costs totaled $35.05 million for the second quarter of 2021, compared to $30.81 million in the second quarter of 2020. The increase over the prior year was primarily driven by the deferral of $3.62 million of PPP loan orgination costs during the quarter ended June 30, 2020 combined with increases effective March 1, 2021 from annual merit-based pay and incentive compensation during the quarter ended June 30, 2021.

The Company’s efficiency ratio was 45.94 percent for the second quarter of 2021 compared to 41.32 percent for the second quarter of 2020.

As of June 30, 2021, consolidated assets for the Company totaled $12.33 billion compared to $10.34 billion at June 30, 2020. Loans totaled $5.30 billion at June 30, 2021, compared with loans of $5.25 billion at June 30, 2020. Excluding PPP loans, loans have grown $434.26 million or 9.5 percent, from June 30, 2020 balances. Deposits totaled $9.78 billion at June 30, 2021, compared to $8.16 billion at June 30, 2020, driven by organic growth. Shareholders’ equity rose to $1.72 billion as of June 30, 2021, compared to $1.58 billion at June 30, 2020.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 78 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with ten locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at http://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
ASSETS	2021		2020
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Cash and due from banks	$190,061	$190,350	$211,113	$175,088	$188,373
Interest-bearing deposits in banks	654,531	893,221	517,971	58,933	196,426
Investment securities	5,578,048	5,109,631	4,393,029	4,431,280	4,118,863
Loans, held-for-investment, excluding PPP Loans	4,984,210	4,790,752	4,687,370	4,589,948	4,549,950
PPP Loans	320,392	531,810	483,663	703,731	703,117
Allowance for loan losses	(62,138)	(62,974)	(66,534)	(76,038)	(68,947)

Net loans, held-for-investment	5,242,464	5,259,588	5,104,499	5,217,641	5,184,120
Loans, held-for-sale	61,802	65,405	83,969	101,055	66,370
Premises and equipment, net	147,655	142,415	142,269	141,002	138,933
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	4,087	4,499	4,911	5,394	5,884
Other assets	136,954	124,297	133,258	123,778	127,367

Total assets	$12,329,083	$12,102,887	$10,904,500	$10,567,652	$10,339,817

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,427,038	$3,350,145	$2,982,697	$2,950,407	$2,941,679
Interest-bearing deposits	6,354,656	6,063,302	5,693,120	5,344,481	5,215,963

Total deposits	9,781,694	9,413,447	8,675,817	8,294,888	8,157,642
Borrowings	549,969	548,604	430,093	503,163	449,224
Trade Date Payable	189,838	381,871	14,641	53,730	33,553
Other liabilities	87,213	93,537	105,759	96,370	116,949
Shareholders' equity	1,720,369	1,665,428	1,678,190	1,619,501	1,582,449

Total liabilities and shareholders' equity	$12,329,083	$12,102,887	$10,904,500	$10,567,652	$10,339,817

	Quarter Ended
INCOME STATEMENTS	2021		2020
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Interest income	$92,602	$90,610	$92,457	$91,373	$92,197
Interest expense	1,653	1,786	1,920	2,163	2,962

Net interest income	90,949	88,824	90,537	89,210	89,235
Provision for credit losses	(1,206)	(1,997)	(8,033)	9,000	8,700

Net interest income after provisions for credit losses	92,155	90,821	98,570	80,210	80,535
Noninterest income	34,673	34,874	35,709	38,575	36,919
Noninterest expense	59,374	57,723	63,705	55,593	53,321

Net income before income taxes	67,454	67,972	70,574	63,192	64,133
Income tax expense	11,075	11,054	12,099	10,335	10,663

Net income	$56,379	$56,918	$58,475	$52,857	$53,470

PER COMMON SHARE DATA
Net income—basic	$0.40	$0.40	$0.41	$0.37	$0.38
Net income—diluted	0.39	0.40	0.41	0.37	0.38
Cash dividends declared	0.15	0.13	0.13	0.13	0.13
Book value	12.08	11.70	11.80	11.40	11.14
Tangible book value	9.85	9.47	9.57	9.15	8.89
Market value	$49.13	$46.73	$36.17	$27.91	$28.89
Shares outstanding—end of period	142,359,774	142,285,611	142,161,834	142,121,595	142,035,396
Average outstanding shares—basic	142,245,555	142,146,275	142,057,705	141,980,707	141,973,522
Average outstanding shares—diluted	143,164,611	143,002,658	142,644,088	142,529,242	142,454,083

PERFORMANCE RATIOS
Return on average assets	1.89%	2.05%	2.19%	2.01%	2.06%
Return on average equity	13.38	13.83	14.27	13.14	14.00
Return on average tangible equity	16.48	17.09	17.74	16.41	17.67
Net interest margin (tax equivalent)	3.36	3.55	3.75	3.75	3.78
Efficiency ratio	45.94	45.36	49.15	42.45	41.32

INCOME STATEMENTS	Six Months Ended June 30,
	2021	2020
Interest income	$183,212	$180,297
Interest expense	3,439	10,159

Net interest income	179,773	170,138
Provision for loan losses	(3,203)	18,550

Net interest income after provision for loan losses	182,976	151,588
Noninterest income	69,548	65,651
Noninterest expense	117,098	108,640

Net income before income taxes	135,426	108,599
Income tax expense	22,129	17,898

Net income	$113,297	$90,701

PER COMMON SHARE DATA
Net income—basic	$0.80	$0.64
Net income—diluted	0.79	0.64
Cash dividends declared	0.28	0.25
Book Value	12.08	11.14
Tangible book value	9.85	8.89
Market Value	$49.13	$28.89
Shares outstanding—end of period	142,359,774	142,035,396
Average outstanding shares—basic	142,196,190	142,045,779
Average outstanding shares—diluted	143,102,608	142,519,308

PERFORMANCE RATIOS
Return on average assets	1.97%	1.86%
Return on average equity	13.61	12.09
Return on average tangible equity	16.78	15.33
Net interest margin (tax equivalent)	3.45	3.84
Efficiency ratio	45.65	45.17

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
ALLOWANCE FOR LOAN LOSSES	2021		2020
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Balance at beginning of period	$62,974	$66,534	$76,038	$68,947	$60,440
Loans charged off	(392)	(574)	(1,339)	(853)	(894)
Loan recoveries	595	443	778	444	701

Net recoveries (charge-offs)	203	(131)	(561)	(409)	(193)
Initial adoption of ASU 2016-13 (CECL)—recorded in retained earnings	—	—	(619)	—	—
Reclassification of credit marks on purchased credit deteriorated (PCD) loans	—	—	1,678	—	—
Provision for loan losses	(1,039)	(3,429)	(10,002)	7,500	8,700

Balance at end of period	$62,138	$62,974	$66,534	$76,038	$68,947

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$6,918	$5,486	$2,309	$809	$809
Initial adoption of ASU 2016-13 (CECL)—recorded in retained earnings	—	—	1,208	—	—
Provision for unfunded commitments	(167)	1,432	1,969	1,500	—

Balance at end of period	$6,751	$6,918	$5,486	$2,309	$809

Allowance for loan losses / period-end loans held-for-investment	1.17%	1.18%	1.29%	1.44%	1.31%
Allowance for loan losses / nonperforming loans	208.45	160.00	155.61	177.99	174.83
Net charge-offs (recoveries) / average total loans (annualized)	(0.02)	0.01	0.04	0.03	0.01

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$54,497	$61,866	$56,585	$66,033	$63,489
Substandard	120,497	128,550	140,866	136,010	137,408
Doubtful	—	—	—	—	—

Total classified loans	$174,994	$190,416	$197,451	$202,043	$200,897

NONPERFORMING ASSETS
Nonaccrual loans	$29,786	$39,333	$42,619	$42,673	$39,320
Accruing troubled debt restructured loans	23	23	24	25	25
Accruing loans 90 days past due	—	2	113	23	92

Total nonperforming loans	29,809	39,358	42,756	42,721	39,437
Foreclosed assets	305	300	142	331	287

Total nonperforming assets	$30,114	$39,658	$42,898	$43,052	$39,724

As a % of loans held-for-investment and foreclosed assets	0.57%	0.75%	0.83%	0.81%	0.76%
As a % of end of period total assets	0.24	0.33	0.39	0.41	0.38

OIL AND GAS PORTFOLIO INFORMATION *
Oil and gas loans	$103,166	$105,261	$106,237	$118,567	$128,143
Oil and gas loans as a % of total loans held-for-investment	2.07%	2.20%	2.27%	2.58%	2.82%
Classified oil and gas loans	13,090	10,079	13,298	26,823	28,366
Nonaccrual oil and gas loans	3,986	4,759	4,774	6,800	3,702
Net charge-offs for oil and gas loans	59	40	24	—	195
* Excluding PPP loans

RETAIL/RESTAURANT/HOSPITALITY PORTFOLIO INFORMATION *
Retail loans	$326,409	$282,310	$216,244	$229,386	$216,244
Restaurant loans	56,997	51,772	48,618	39,523	46,418
Hotel loans	71,008	71,435	71,716	63,273	51,957
Other hospitality loans	27,929	24,014	21,970	26,041	23,230
Travel loans	790	664	780	801	908

Total Retail/Restaurant/Hospitality loans	$483,133	$430,195	$359,328	$359,024	$338,757

Retail/Restaurant/Hospitality loans as a % of total loans held-for-investment	9.69%	8.98%	7.67%	7.82%	7.45%
Classified Retail/Restaurant/Hospitality loans	$43,635	$45,214	$31,192	$28,171	$15,837
Nonaccrual Retail/Restaurant/Hospitality loans	5,600	6,575	5,975	5,689	5,752
Net Charge-offs for Retail/Restaurant/Hospitality loans	—	—	561	26	178
* Excluding PPP loans

CAPITAL RATIOS
Common equity Tier 1 capital ratio	20.04%	20.32%	20.79%	20.56%	20.78%
Tier 1 capital ratio	20.04	20.32	20.79	20.56	20.78
Total capital ratio	21.12	21.47	22.03	21.82	22.03
Tier 1 leverage ratio	11.10	11.55	11.86	11.65	11.25
Tangible common equity ratio	11.75	12.35	12.71	12.61	12.00
Equity/Assets ratio	13.95	13.76	15.39	15.33	15.30

	Quarter Ended
NONINTEREST INCOME	2021		2020
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Trust fees	$8,692	$8,299	$7,672	$7,461	$6,961
Service charges on deposits	4,928	4,793	5,330	5,009	4,318
ATM, interchange and credit card fees	9,853	8,677	8,376	8,644	8,049
Gain on sale and fees on mortgage loans	8,291	9,894	11,116	15,228	13,676
Net gain on sale of available-for-sale securities	5	808	23	36	1,512
Net gain on sale of foreclosed assets	1	55	87	19	52
Net gain (loss) on sale of assets	74	145	22	(2)	(24)
Interest on loan recoveries	704	382	235	202	154
Other noninterest income	2,125	1,821	2,848	1,978	2,221

Total noninterest income	$34,673	$34,874	$35,709	$38,575	$36,919

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$32,936	$32,636	$34,773	$32,104	$28,836
Profit sharing expense	2,110	2,295	6,245	1,545	1,978
Net occupancy expense	3,241	3,147	3,067	3,193	3,101
Equipment expense	2,177	2,164	2,154	2,157	2,010
FDIC insurance premiums	766	701	663	587	463
ATM, interchange and credit card expenses	3,039	2,772	2,811	2,829	2,610
Legal, tax and professional fees	3,352	2,726	2,302	2,615	2,931
Audit fees	430	440	407	526	739
Printing, stationery and supplies	489	325	449	615	533
Amortization of intangible assets	412	412	483	490	508
Advertising and public relations	1,392	1,388	1,600	797	1,011
Operational and other losses	534	287	537	621	728
Software amortization and expense	2,829	2,619	2,563	2,265	2,010
Other noninterest expense	5,667	5,811	5,651	5,249	5,863

Total noninterest expense	$59,374	$57,723	$63,705	$55,593	$53,321

TAX EQUIVALENT YIELD ADJUSTMENT	$3,633	$3,547	$3,355	$3,170	$2,902

	Six Months Ended
NONINTEREST INCOME	June 30,
	2021	2020
Trust fees	$16,991	$14,398
Service charges on deposits	9,721	10,233
ATM, interchange and credit card fees	18,530	15,449
Gain on sale and fees on mortgage loans	18,185	17,528
Net gain (loss) on sale of available-for-sale securities	813	3,574
Net gain (loss) on sale of foreclosed assets	56	53
Net gain (loss) on sale of assets	219	92
Interest on loan recoveries	1,086	419
Other noninterest income	3,947	3,905

Total noninterest income	$69,548	$65,651

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$65,572	$57,506
Profit sharing expense	4,405	2,950
Net occupancy expense	6,388	6,128
Equipment expense	4,341	4,085
FDIC insurance premiums	1,467	508
ATM, interchange and credit card expenses	5,811	5,595
Legal, tax and professional fees	6,078	5,852
Audit fees	870	1,150
Printing, stationery and supplies	814	1,099
Amortization of intangible assets	824	1,017
Advertising and public relations	2,780	2,206
Operational and other losses	821	1,304
Software amortization and expense	5,448	4,034
Other noninterest expense	11,479	15,206

Total noninterest expense	$117,098	$108,640

TAX EQUIVALENT YIELD ADJUSTMENT	$7,180	$4,735

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	June 30, 2021			Mar. 31, 2021
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$3,049	$4	0.54%	$1,942	$3	0.58%
Interest-bearing deposits in nonaffiliated banks	796,835	211	0.11	637,129	159	0.10
Taxable securities	2,656,211	11,449	1.72	2,251,419	10,264	1.82
Tax exempt securities	2,461,924	17,410	2.83	2,368,615	16,979	2.87
Loans	5,383,781	67,161	5.00	5,296,149	66,753	5.11

Total interest-earning assets	11,301,800	$96,235	3.42%	10,555,254	$94,158	3.62%
Noninterest-earning assets	692,282			700,550

Total assets	$11,994,082			$11,255,804

Interest-bearing liabilities:
Deposits	$6,229,991	$1,560	0.10%	$5,916,237	$1,696	0.12%
Borrowings	527,669	93	0.07	456,620	91	0.08

Total interest-bearing liabilities	6,757,660	$1,653	0.10%	6,372,857	$1,787	0.11%
Noninterest-bearing liabilities	3,546,677			3,214,237
Shareholders' equity	1,689,745			1,668,710

Total liabilities and shareholders' equity	$11,994,082			$11,255,804

Net interest income and margin (tax equivalent)		$94,582	3.36%		$92,371	3.55%

	Three Months Ended			Three Months Ended
	Dec. 31, 2020			Sept. 30, 2020
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$—	$—	—%	$2,009	$3	0.51%
Interest-bearing deposits in nonaffiliated banks	195,637	50	0.10	223,104	59	0.10
Taxable securities	2,086,419	10,708	2.05	2,187,547	12,063	2.21
Tax exempt securities	2,318,912	16,733	2.89	2,058,032	15,737	3.06
Loans	5,356,229	68,321	5.07	5,334,174	66,681	4.97

Total interest-earning assets	9,957,197	$95,812	3.83%	9,804,866	$94,543	3.84%
Noninterest-earning assets	674,229			671,374

Total assets	$10,631,426			$10,476,240

Interest-bearing liabilities:
Deposits	$5,479,873	$1,826	0.13%	$5,270,600	$2,064	0.16%
Borrowings	428,117	94	0.09	482,555	99	0.08

Total interest-bearing liabilities	5,907,990	$1,920	0.13%	5,753,155	$2,163	0.15%
Noninterest-bearing liabilities	3,093,637			3,122,995
Shareholders' equity	1,629,799			1,600,090

Total liabilities and shareholders' equity	$10,631,426			$10,476,240

Net interest income and margin (tax equivalent)		$93,892	3.75%		$92,380	3.75%

	Three Months Ended
	June 30, 2020
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$840	$1	0.51%
Interest-bearing deposits in nonaffiliated banks	352,628	86	0.10
Taxable securities	2,399,364	14,030	2.34
Tax exempt securities	1,800,339	14,733	3.27
Loans	5,248,052	66,249	5.08

Total interest-earning assets	9,801,223	$95,099	3.90%
Noninterest-earning assets	663,595

Total assets	$10,464,818

Interest-bearing liabilities:
Deposits	$5,135,772	$2,550	0.20%
Borrowings	877,076	412	0.19

Total interest-bearing liabilities	6,012,848	$2,962	0.20%
Noninterest-bearing liabilities	2,915,461
Shareholders' equity	1,536,509

Total liabilities and shareholders' equity	$10,464,818

Net interest income and margin (tax equivalent)		$92,137	3.78%

	Six Months Ended			Six Months Ended
	June 30, 2021			June 30, 2020
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$2,499	$7	0.56%	$1,776	$11	1.26%
Interest-bearing deposits in nonaffiliated banks	717,423	370	0.10	290,469	831	0.58
Taxable securities	2,454,933	21,712	1.77	2,331,347	28,685	2.46
Tax exempt securities	2,415,527	34,389	2.85	1,573,591	25,933	3.30
Loans	5,340,207	133,914	5.06	4,957,744	129,572	5.26

Total interest-earning assets	10,930,589	$190,392	3.51%	9,154,927	$185,032	4.06%
Noninterest-earning assets	696,393			674,311

Total assets	$11,626,982			$9,829,238

Interest-bearing liabilities:
Deposits	$6,073,981	$3,255	0.11%	$5,019,929	$9,231	0.37%
Borrowings	492,341	184	0.08	668,840	928	0.28

Total interest-bearing liabilities	6,566,322	$3,439	0.11%	5,688,769	$10,159	0.36%
Noninterest-bearing liabilities	3,381,374			2,631,974
Shareholders' equity	1,679,286			1,508,495

Total liabilities and shareholders' equity	$11,626,982			$9,829,238

Net interest income and margin (tax equivalent)		$186,953	3.45%		$174,873	3.84%